Goldman Sachs U.S. Financial Services Conference 2021 December 8, 2021 Andy Cecere Chairman, President and Chief Executive Officer Terry Dolan Vice Chair and Chief Financial Officer Exhibit 99.1

The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. The COVID-19 pandemic is adversely affecting U.S. Bancorp, its customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; further increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; civil unrest; changes in customer behavior and preferences; breaches in data security, including as a result of work-from-home arrangements; failures to safeguard personal information; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk. In addition, U.S. Bancorp’s proposed acquisition of MUFG Union Bank presents risks and uncertainties, including, among others: the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed acquisition may not be realized or may take longer than anticipated to be realized; the risk that U.S. Bancorp’s business could be disrupted as a result of the announcement and pendency of the proposed acquisition and diversion of management’s attention from ongoing business operations and opportunities; the possibility that the proposed acquisition, including the integration of MUFG Union Bank, may be more costly or difficult to complete than anticipated; delays in closing the proposed acquisition; and the failure of required governmental approvals to be obtained or any other closing conditions in the definitive purchase agreement to be satisfied. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2020, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Forward-looking statements and additional information

U.S. Bancorp As of 9/30/21, except market value as of 12/3/21 NYSE TradedUSB Founded1863 Market Value$82B Branches 2,252 ATMs 4,083 Assets $567B Deposits $443B Loans $298B Regional National International Consumer & Business Banking and Wealth Management Corporate & Commercial Banking and Wealth Management & Investment Services Payment Services and Investment Services

Our position among our peers Assets Deposits Market Value Source: company reports and Bloomberg Assets and deposits as of 9/30/21; market value as of 12/3/21

Consumer & Business Banking Branch banking, small business banking, consumer lending, mortgage banking and omnichannel delivery Corporate & Commercial Banking Corporate Banking, Commercial Banking and Commercial Real Estate Payment Services Retail Payment Solutions, Global Merchant Acquiring and Corporate Payment Systems Wealth Management & Investment Services Wealth Management, Asset Management, Corporate Trust, Fund Services and Custody Payment Services 28% Wealth Management & Investment Services 14% Corporate & Commercial Banking 18% Consumer & Business Banking 40% 3Q 2021 YTD taxable-equivalent basis Business line revenue percentages exclude Treasury and Corporate Support; see slide 17 for reconciliation Our differentiated business mix supports consistent growth

Building upon a position of strength We continue to invest in our future with a focus on enhancing our digital capabilities, expanding our payments ecosystem, and optimizing our distribution. Industry leading mobile app: DIY & DIT; Co-browse Expanding our reach with small businesses: talech & Bento New solutions for commercial clients: RTP & TravelBank Differentiating Thru Our Capabilities Secular Opportunities Strategic partnerships: State Farm  Expanding our customer base: Union Bank, PFM, MUFG Custody Services Optimizing Distribution & Adding Scale

The payments recovery continues * Travel & Hospitality includes hotels, restaurants, entertainment and travel ** RPS includes credit, debit, and prepaid *** Travel includes airlines, auto rental, hotel/motel, other transportation, and travel agencies **** Monthly data ranging from January 2020 – October 2021 Payment Fees as a % of Net Revenue 2019 3Q21 Merchant Acquiring Retail Payment Solutions Corporate Payment Solutions All Other Revenue Total payments revenue, which includes net interest income and fee revenue, accounted for 27% of FY19 net revenue and 27% of 3Q21 net revenue Merchant Acquiring Travel & Hospitality* 22% 24% Airline 15% 8% All Other 63% 68% CPS Travel & Entertainment 18% 8% All Other 82% 92% RPS** Travel*** (Credit & Debit) 7% 5% All Other 93% 95% % of Merchant Acquiring Volume 2019 3Q21 % of CPS Volume 2019 3Q21 % of RPS Volume 2019 3Q21 Merchant Sales Volume Growth**** 0% CPS Sales Volume Growth**** 0% RPS** Sales Volume Growth**** 0% Travel & Hospitality* All Other Total Airline Travel & Entertainment Total All Other Travel*** (Credit & Debit) All Other Total Volume Growth vs. 2019 Comparable Period Volumes in each of our payments businesses continue to rebound due to a strengthening economy and increasing spend activity. In 3Q21, prepaid card related fee revenue was 14% of total credit and debit card fee revenue (compared to 11% in FY' 19).

The digital transition has taken place and is here to stay Branch Count Since 2018 branch count has been reduced by 25% Digital Transactions (% of Total)** Call Center Volume (% of Transactions) Launching our digital assistant has alleviated our call center volume Digital Assistant Queries Branch / ATM Deposits Our #1 rated banking app* has helped us transition check deposits to a more efficient medium Mobile Deposits * Keynova Group Q3 2021 Mobile Banker Scorecard ** Digital includes both online and mobile platforms -90 bps 3.7x

Expanding our reach in business banking Banking and Payments* Relationships Business Banking only Business Banking & Payments Payments only Business Banking & Payments With 1.1 million business banking relationships**, there is a significant opportunity for us to deepen current relationships and acquire new customers * Payments includes Merchant Acquiring and card relationships within RPS ** Defined as businesses with under $25M in revenue 93% ~3.7x FY20 Payments Ecosystem Initiatives talech helps small businesses tackle accounts receivable and operational tasks Bento helps small businesses take charge of accounts payable and expense management

Providing new solutions for our commercial clients

In both middle markets…

TravelBank*

TravelBank provides an intuitive, all-in-one, tech-driven expense, card and travel management solution



Accounting System
TravelBank
Corporate Cards
Expense Management
Business Travel
20,000 Clients

TravelBank targets **emerging middle market companies****, a segment that is underserved

Easiest To Do Business With
Mid-Market
SUMMER 2021

G2Crowd: Easiest Mid-Market

…and in commercial and large corporate

RTP

We have the **knowledge and experience** necessary to support our customers in their journey **to take advantage of the benefits of real-time payments**

- #1 First in market to send RTP Transaction
- We are experiencing rapid RTP growth
- Multiple ways to integrate RTP products

RTP Transactions at U.S. Bank



~3.8x
2020
3Q21 YTD

* The TravelBank acquisition is expected to close in the fourth quarter of 2021, subject to the satisfaction of customary closing conditions
** Defined as companies with revenue of $10M - $100M

U.S. BANCORP | 10

are out of U.S. Bank’s footprint 55% 70% are customers new to U.S. Bank New State Farm Deposit Accounts* State Farm Crypto Services In response to client demand, in October we announced that we partnered with NYDIG to offer cryptocurrency custody services Solutions are intended for institutional investment managers with private funds who would like safekeeping solution for Bitcoin + 7 in 10*** Institutional investors expect to invest in digital assets Crypto Fund Flows** * Data as of 11/1/21 ** Source Bloomberg as of 11/24/2021 *** Source Fidelity Digital Asset Services, LLC Note: State Farm and logo are trademarks of State Farm Mutual Automobile Company Expanding with strategic partnerships State Farm agent locations U.S. Bank locations

Asset Management Acquisitions expand our customer base and increase scale PFM Asset Management gives us additional products and services to provide to our large government banking segment Custody Services >1MM Consumers >190K Business Banking relationships #3 non-GSIB California deposit market share #1 SBA lender in California Strong credit performance through-the-cycle Scaled Positioned Leader Proven Recent Acquisitions 19% 21% 20% 600 $320M client relationships assets under custody and administration State USB Union CA 464 280 WA 145 14 OR 139 2 Branch Footprint Over 150 years of service Leading customer service & net promoter scores Established Trusted Union Bank and USB data as of June 30, 2021 FDIC deposit market share data adjusted for in-scope deposits acquired The Union Bank acquisition is expected to close in the first half of 2022, subject to the satisfaction of customary closing conditions, including receipt of required regulatory approvals

Environmental Social Governance Goal to achieve Net Zero GHG emissions by 2050 $50 billion environmental finance goal by 2030 to fund projects that have a positive impact on environment Goal to source 100% renewable electricity in operations by 2025 Invested $208 million in Black-owned and –led businesses Released results of Building Black Wealth Insights which will be used by the bank to help close the racial wealth gap Launched $25 million Access Fund to provide access to capital to Black women-owned microbusinesses Our Information Security Program identifies, prioritizes, reports and mitigates data and cyber risks Named one of the World’s Most Ethical Companies by The Ethisphere Institute for 7 consecutive years Continued strong oversight by diverse board of directors Our culture is rooted in ‘doing the right thing’

We are finishing off the year in a strong position heading into 2022, and we're excited about the many organic growth opportunities we see across the franchise.

Net interest income Noninterest income Expenses Credit quality Tax rate 4Q21 guidance update

Appendix

Non-GAAP financial measures